UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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        Date of report (Date of earliest event reported): April 13, 2006

                           ADVANCED BIOPHOTONICS INC.
               (Exact Name of Registrant as Specified in Charter)




          Delaware                      0-27943                11-3386214
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                    Identification No.)



       125 Wilbur Place, Suite 120                                11716
            Bohemia, New York                                  (Zip Code)
     (Address of principal executive offices)

       Registrant's telephone number, including area code: (631) 244-8244

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR  240.13e-4(c))

Item 8.01         Other Events.

         On April 13, 2006, ABC-TV's "Good Morning America" featured a segment on Taussig Cancer Center at Cleveland Clinic's cancer treatment program, which mentioned Advanced BioPhotonics Inc.'s (the "Company") BioScanIR(R) System.

         On April 13, 2006, the Company issued a press release announcing the airing of this segment. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits


                   Exhibit Number        Description
                   --------------        -----------
                   99.1                  Press Release Dated April 13, 2006



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ADVANCED BIOPHOTONICS INC.


Date:   April 13, 2006            By: /s/ Denis A. O'Connor
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                                      Denis A. O'Connor
                                      President and Chief Executive Officer